Inventories, Net - Summary of Movements of Inventory Reserves (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Movements Of Inventory Reserves [Line Items]
Beginning balance	$ 211,349	$ 401,570	$ 298,137
Addition	6,713	42,544	95,136
Write-off	(38,916)	(206,213)	0
Exchange rate effect	21,578	(26,552)	8,297
Ending balance	$ 200,724	$ 211,349	$ 401,570